SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            Alarmguard Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 April 15, 1997
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

        Delaware                     0-21882                     33-0318116
--------------------------------------------------------------------------------
 (State or other juris-            (Commission               (I.R.S. employer
diction of incorporation)          file number)             identification no.)

          125 Frontage Road, Orange, Connecticut                   06477
--------------------------------------------------------------------------------
         (Address of principal executive offices)                (Zip Code)

                                 (203) 795-9000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

 Triton Group Ltd., 550 West "C" Street, Suite 1880, San Diego, California 92101
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.     Change of Control of the Registrant

            The merger ("Merger") of Security Systems Holdings, Inc., a Delaware corporation ("SSH"), and Triton Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Merger Sub"), as described in the Proxy Statement/Prospectus that forms part of a Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the "Commission") (File No. 333-23307) (the "Registration Statement"), was completed on April 15, 1997. The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of December 23, 1996, as amended on March 6, 1997 (the "Merger Agreement"), by and among the Registrant, Merger Sub and SSH. As a result of the Merger, Merger Sub has ceased to exist and SSH will continue as the surviving corporation and as a wholly-owned subsidiary of the Registrant. In addition, in connection with the Merger the Registrant effected a one-for-ten reverse stock split (the "Reverse Stock Split") on April 15, 1997. The Proxy Statement/Prospectus that forms part of the Registration Statement and the Merger Agreement are designated as Exhibits 99.1 and 2.1 hereto, respectively, and are incorporated herein by reference.

            Pursuant to the Merger Agreement, the Board of Directors of the Registrant, except for Michael M. Earley and Michael E. Cahr, were replaced on April 15, 1997 with a new Board of Directors which, in addition to Messrs. Earley and Cahr, included Russell R. MacDonnell, David Heidecorn, Stuart L. Bell, Stephen L. Green and Thomas W. Janes. Messrs. MacDonnell, Heidecorn, Bell, Green and Janes served as directors of SSH prior to the Merger.

            Pursuant to the Merger Agreement and in consideration of the Merger, SSH's stockholders received an aggregate of approximately 2,877,368 shares (the "Merger Shares") of common stock, par value $.0001 per share, of the Registrant (the "Common Stock"), representing approximately 57% of the Common Stock outstanding upon consummation of the Merger. The Merger Shares were allocated among SSH's stockholders as follows: (i) each share of common stock of SSH was converted into 3.68023 shares of Common Stock, (ii) each share of SSH's Series A Preferred Stock, together with all dividends thereon that had accrued and remained unpaid through January 31, 1997, was converted into 15.05297 shares of Common Stock and (iii) each share of SSH's Series B Preferred Stock, together with all dividends thereon that had accrued and remained unpaid through January 31, 1997, was converted into 17.24188 shares of Common Stock. The consideration paid by the Registrant was determined through negotiations between SSH and its representatives and the Registrant and its representatives. Upon consummation of the Merger, the Merger Shares were listed on the American Stock Exchange under the symbol "AGD."

            The following table sets forth certain information regarding the ownership of Common Stock as of March 14, 1997, prior to the Merger and without giving effect to the Reverse Stock Split, for: (a) each stockholder of the Registrant who owned at least 5% of the Common Stock prior to the consummation of the Merger; (b) each executive officer and director of the Registrant prior to the Merger; and (c) all such officers and directors as a group:

                                              Amount and Nature       Percent
                                                of Beneficial       Beneficially
Name and Address                                  Ownership          Owned (1)
----------------                                  ---------          ---------
Ryback Management Corporation..............      3,507,400(2)          16.3%
   7711 Carondelet Ave., Box 16900
   St. Louis, MO 63105
Morgens Waterfall..........................      2,870,783(3)          13.3%
   10 East 50th Street, 2th Floor
   New York, NY 10022
Federated Investors........................      1,235,001(4)           5.7%
   1000 Liberty Street-26th Street
   Federated Investors Tower
   Pittsburgh, PA 15222
Michael M. Earley..........................        369,215              1.7%
Mark G. Foletta............................        247,755              1.2%
Richard R. Tartre..........................        148,000                 *
Michael E. Cahr............................         75,000                 *
All executive officers and
    directors as a group (4 persons).......        839,970              3.9%

----------
*    Less than 1.0%.

(1) Percentages have been calculated using the outstanding shares of Common Stock as of March 14, 1997 of 21,553,502.
(2) Pursuant to Amendment No. 2 to Schedule 13G filed with the Commission on January 27, 1997 by Ryback Management Corporation ("Ryback"). Shares indicated as beneficially owned by Ryback include 2,146,800 shares beneficially owned by Lindner Growth Fund and 1,360,600 shares beneficially owned by Lindner Bulwark Fund. Ryback has sole voting and dispositive power over all of such 3,507,400 shares.
(3) Pursuant to Amendment No. 4 to Schedule 13D filed with the Commission on October 7, 1996 jointly by (a) Phoenix Partners ("Phoenix"), (b) Betje Partners ("Betje"), (c) Phaeton International N.V. ("Phaeton"), (d) Morgens Waterfall Vintiadis Investments N.V. ("MWV"), (e) Morgens Waterfall Income Partners ("MWIP"), (f) Morgens, Waterfall, Vintiadis & Company, Inc. ("Morgens Waterfall"), (g) Restart Partners L.P. ("Restart"), (h) Restart Partners II, L.P. ("Restart II"), (i) Restart Partners III, L.P. ("Restart III"), (j) Restart Partners IV, L.P. ("Restart IV"), (k) MWV Employee Retirement Plan Group Trust (the "MWV Plan"), (l) The Common Fund for Non-Profit Organizations (the "Common Fund"), (m) Edwin H. Morgens ("Morgens"), and (n) Bruce Waterfall ("Waterfall"). Shares indicated as beneficially owned by Morgens Waterfall include 343,206 shares beneficially owned by MWV, 173,423 shares beneficially owned by Betje, 64,768 shares beneficially owned by MWIP, 501, 213 shares beneficially owned by Phoenix, 400, 687 shares beneficially owned by Restart, 632,697 shares beneficially owned by Restart II, 441,260 shares beneficially owned by Restart III,

    211,830 shares beneficially owned by Restart IV, 12,616 shares beneficially owned by Common Fund, and 89,083 shares beneficially owned by the MWV Plan. Each such entity has sole voting and dispositive power over the shares which it beneficially owns, and disclaims beneficial ownership of any securities owned, directly or indirectly, by any other entity.
(4) Pursuant to Schedule 13G filed with the Commission on February 14, 1994 by Federated Investors ("Federated"). Shares indicated as beneficially owned by Federated, over which the Voting Shares Irrevocable Trust has sole voting and dispositive power and each of John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue has shared voting and dispositive power, represent shares beneficially owned by mutual funds advised by subsidiaries of Federated which have the power to direct investments and vote the securities. For purposes of the reporting requirements of Regulation 13D of the Exchange Act, Federated, its principal stockholders and its investment adviser subsidiaries declare that the filing of the Schedule 13G disclosing beneficial ownership of securities should not be construed as an admission that they are the beneficial owners of such securities, and Federated, its principal stockholders and its investment adviser subsidiaries expressly disclaim that they are in fact the beneficial owner of such securities.

            The following table sets forth certain information regarding the ownership of Common Stock as of April 15, 1997, giving effect to the Merger and the Reverse Stock Split, for: (a) each stockholder of the Registrant who is the owner of at least 5% of the Common Stock subsequent to the consummation of the Merger; (b) each executive officer and director of the Registrant subsequent to the Merger; and (c) all such officers and directors as a group:

                                              Number of Shares of
Name of                                           Common Stock       Percentage
Beneficial Owner                              Beneficially Owned(1)   of Total
----------------                              ---------------------  ----------
Canaan Entities............................        793,103(2)           15.8%
   105 Rowayton Ave.
   Rowayton, Ct. 06853

Triumph-Connecticut Limited Partnership....        767,554              15.3%
   60 State Street
   21st Floor
   Boston, MA 02109

Ryback Management Corporation..............        350,740(3)            7.0%
   7711 Carondelet Ave., Box 16900
   St. Louis, MO 6310522

                                              Number of Shares of
Name of                                           Common Stock       Percentage
Beneficial Owner                              Beneficially Owned(1)   of Total
----------------                              ---------------------  ----------
Patrick J. Herbert, III....................        332,465(4)            6.6%
    Simpson Estates, Inc.
    30 North La Salle Street
    Suite 1232
    Chicago, IL 60602
Morgans Waterfall .........................        287,078(5)            5.7%
    10 East 50th Street, 26th Floor
    New York, NY 10022
Russell R. MacDonnell......................         89,682(6)            1.8%
David Heidecorn............................         39,673(7)             *
Michael M. Earley..........................         36,922(8)             *
Stuart L. Bell.............................         55,125(9)            1.1%
Stephen L. Green...........................        793,103(10)          15.8%
Thomas W. Janes............................        767,554(11)          15.3%
Michael E. Cahr............................          7,500(12)            *
Gregory J. Westhoff........................         25,578(13)            *
Joseph J. Monachino........................          2,691(14)            *
Peter M. Rogers............................              0                *
All directors or executive officers of
       the Registrant, as a group..........      1,817,827              36.0%

----------
*    Less than 1.0%.

(1) Does not give effect to the issuance by the Registrant on April 15, 1997 to the following persons of warrants (the "Warrants") to purchase the number of shares of Common Stock indicated after such person's name: (i) Russell
     R. MacDonnell (5,868 shares); (ii) David Heidecorn (3,521 shares); and
     (iii) BF Partners (18,777 shares). The Warrants are exercisable for a period of five years commencing on April 15, 1997 at a price of $11.11 per share.

(2) The Canaan Entities consist of the following entities, each of which beneficially owns the number of shares of Common Stock indicated after its name: (a) Canaan Venture Limited Partnership (233,965) and (b) Canaan Venture Offshore Limited Partnership C.V. (559,138). Each of the Canaan Entities has sole voting power with respect to its shares.
(3) Pursuant to Amendment No. 2 to Schedule 13G filed with the Commission on January 27, 1997 by Ryback. Shares indicated as beneficially owned by Ryback include 214,680 shares beneficially owned by Lindner Growth Fund and 136,060 shares beneficially owned by Lindner Bulwark Fund. Ryback has sole voting and dispositive power over all of such 350,740 shares.
(4) Includes 285,633 shares held by Allis & Co. ("Alis") and 46,832 shares held by the Thorne-Barnes 1994 Trust (the "1994 Trust"). Mr. Herbert serves as trustee of the 1994 Trust and is President of Simpson Estates, Inc., which is general partners of Alis, and thus, under the rules and regulations of the Commission, may be deemed to be the beneficial owner of the shares held by the Alis Entities. Mr. Herbert has sole dispositive power with respect to 324,857 shares and shared dispositive power with respect to 6,304 shares. Mr. Herbert disclaims beneficial ownership with respect to 330,226 shares.
(5) Pursuant to Amendment No. 4 to Schedule 13D filed wit the Commission on October 7, 1996 jointly by (a) Phoenix, (b) Betje, (c) Phaeton, (d) MWV,
     (e) MWIP, (f) Morgens Waterfall, (g) Restart, (h) Restart II, (i) Restart III, (j) Restart IV, (k) the MWV Plan, (l) the Common Fund, (m) Morgens and
     (n) Waterfall. Shares indicated as beneficially owned by Morgens Waterfall include (subject to rounding error due to the Reverse Stock Split) 34,321 shares beneficially owned by MWV, 17,342 shares beneficially owned by Betje, 6,479 shares beneficially owned by MWIP, 50,121 shares beneficially owned by Phoenix, 40,069 shares beneficially owned by Restart, 63,270 shares beneficially owned by Restart II, 44,126 shares beneficially owned by Restart III, 21,183 shares beneficially owned by Restart IV, 1,262 shares beneficially owned by the Common Fund, and 8,908 shares beneficially owned by the MWV Plan. Each such entity has sole voting and dispositive power over the shares which it beneficially owns, and disclaims beneficial ownership of any securities owned, directly or indirectly, by any other entity.
(6) Includes options assumed by the Registrant pursuant to the Merger ("Assumed Options") exercisable within 60 days to purchase 8,925 shares.
(7) Includes Assumed Options exercisable within 60 days to purchase 4,462 shares.
(8) Does not include options to purchase 10,00 share of Common Stock granted on April 15, 1997 pursuant to the Registrant's 1997 Long-Term Stock Incentive Plan (the "1997 Plan")
(9) Includes 9,200 shares held by Mr. Bell as custodian for the benefit of his three minor children and 6,105 shares held by BF Partners, of which Mr. Bell is a partner. Mr. Bell has sole voting power with respect to such 6,105 shares. Does not include options to purchase 10,000 shares of Common Stock granted on April 15, 1997 pursuant to the 1997 Plan.
(10) Mr. Green is a general partner of various venture capital investment funds that may be deemed to be affiliated with the Canaan Entities, and thus, under the rules and regulations of the Commission, may be deemed to be the beneficial owner of the shares of Common Stock owned by the Canaan Entities. Accordingly, such shares are included in the table as beneficially owned by Mr. Green. Mr. Green is not a general partner of the Canaan Entities, and has no voting power with respect to such shares. Mr. Green disclaims beneficial ownership of such shares.
(11) Mr. Janes is a general partner of Triumph-Connecticut Limited Partnership ("Triumph"), and thus, under the rules and regulations of the Commission, may be deemed to be the beneficial owner of the shares of Common Stock owned by Triumph. Accordingly, such shares are included in the table as beneficially owned by Mr. Janes. Triumph has sole voting power with respect to such shares. Mr. Janes disclaims beneficial ownership of such shares.
(12) Does not include options to purchase 10,000 shares of Common Stock granted on April 15, 1997 pursuant to the 1997 Plan.
(13) Includes Assumed Options exercisable within 60 days to purchase 2,576 shares.
(14) Includes Assumed Options exercisable within 60 days to purchase 2,691 shares.

      (b) Except as described in this Item 1 or in the Registration Statement, there are no arrangements, known to the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.

Item 2.     Acquisition or Disposition of Assets

            Pursuant to the Merger, a wholly-owned subsidiary of the Registrant merged with and into SSH, with SSH as the surviving corporation and a wholly-owned subsidiary of the Registrant. The assets of SSH are described in the Proxy Statement/Prospectus that forms part of the Registration Statement designated as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 4.     Changes in Registrant's Certifying Accountant.

            On April 15, 1997, the Merger was completed. After the Merger, the business and operation of SSH became the primary business and operation of the Registrant.

            (a) Previous independent accountants

                  (i) On April 15, 1997, the Registrant dismissed Price Waterhouse LLP, which served as the Registrant's independent accountants prior to the Merger.

                  (ii) The reports of Price Waterhouse LLP on the financial statements for the past two fiscal years of the Registrant contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                  (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two most recent fiscal years and through April 15, 1997, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP, would have caused Price Waterhouse LLP to make reference thereto in their report on the financial statements for such years.

                  (v) The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 16, 1997, is filed as Exhibit 16 to this Form 8-K.

            (b) New independent accountants

            The Registrant engaged Ernst & Young LLP as its new independent accountants as of April 15, 1997. This was approved by the Registrant's Board of Directors on April 15, 1997. Prior to the Merger, Ernst & Young LLP had served as the independent accountants to SSH. During the two most recent fiscal years and through April 15, 1997, the Registrant has not consulted with Ernst & Young LLP regarding either:

                  (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

                  (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.     Other Events

            Pursuant to the Merger, the Registrant changed its name to Alarmguard Holdings, Inc. Its new address is 125 Frontage Road, Orange, Connecticut 06477.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Financial Statements of Businesses Acquired.

                  (i) Substantially the same information as that required by paragraph (a) of Item 7 with respect to the consolidated balance sheets of the business acquired by the Registrant as of December 31, 1995 and 1996, and the related consolidated statements of operations, stockholders' deficiency and cash flows for each of the three years in the period ended December 31, 1996 has been previously reported by the Registrant in the Proxy Statement/Prospectus that forms part of the Registration Statement. In accordance with General Instruction B.3 to Form 8-K, such information is not reported in this Form 8-K.

                  (ii) It is impracticable to provide the required unaudited financial statements for the business acquired by the Registrant as of and for the interim three-month period ended March 31, 1997. The Registrant will file such required unaudited financial statements for the business acquired by the Registrant as soon as practicable, but not later than 60 days after the date on which the Report on Form 8-K is required to be filed.

            (b) Pro Forma Financial Information.

                  (i) Substantially the same information as that required by paragraph (b) of Item 7 with respect to the unaudited pro forma condensed combined statement of operations for the year ended December 31, 1996 giving effect to the Merger has been previously reported by the Registrant in the Proxy Statement/Prospectus that forms part of the Registration Statement. In accordance with General Instruction B.3 to Form 8-K, such information is not reported in this Form 8-K.

                  (ii) It is impracticable to provide the required unaudited pro forma condensed combined financial statements giving effect to the Merger as of and for the interim three-month period ended March 31, 1997. The Registrant will file such required unaudited pro forma condensed combined financial statements giving effect to the Merger as soon as practicable, but not later than 60 days after the date on which the Report on Form 8-K is required to be filed.

            (c) Exhibits.

 Number            Exhibit
 ------            -------
 2.1               Agreement and Plan of Merger By and Among Triton Group
                   Ltd., Triton Acquisition Corp. and Security Systems
                   Holdings, Inc. (restated to reflect Amendment No. 1 to
                   Agreement and Plan of Merger dated as of March 6, 1997)
                   (incorporated by reference to Exhibit 2.03 to the
                   Registration Statement on Form S-4 (file No. 333-23307) of the Registrant).
 16                Letter from Price Waterhouse LLP.
 99.1              Registrant's Proxy/Statement Prospectus, dated March 14,
                   1997 (incorporated by reference to the Registrant's
                   Registration Statement on Form S-4, File No. 333-23307).
 99.2              Press Release of Alarmguard Holdings, Inc.,
                   dated April 15, 1997.

Item 8.     Change in Fiscal Year

      As a result of the Merger, the Registrant's fiscal year end will change to that of SSH's. The determination to change the Registrant's fiscal year was made by the Board of Directors of the Registrant on April 15, 1997. The new fiscal year will end on December 31.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALARMGUARD HOLDINGS, INC.


Dated:  April 21, 1997              By: /s/ David Heidecorn
                                        ----------------------------------------
                                        Name: David Heidecorn
                                        Title: Executive Vice President & Chief
                                               Financial Officer

                                  EXHIBIT INDEX

Exhibit
No.       Exhibit
---       -------
2.1 Agreement and Plan of Merger By and Among Triton Group Ltd., Triton Acquisition Corp. and Security Systems Holdings, Inc. (restated to reflect Amendment No. 1 to Agreement and Plan of Merger dated as of March 6, 1997) (incorporated by reference to Exhibit 2.03 to the Registration Statement on Form S-4 (file No. 333-23307) of the Registrant).

16        Letter from Price Waterhouse LLP.

99.1 Registrant's Proxy Statement/Prospectus, dated March 14, 1997 (incorporated by reference to the Registrant's Registration Statement on Form S-4, File No. 333-23307).

99.2      Press Release of Alarmguard Holdings, Inc., dated April 15,
          1997.